Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies
Commitments and Contingencies
The Company, as an owner of real estate, is subject to various Federal, state and local environmental laws. Compliance by the Company with existing laws has not had a material adverse effect on the Company. However, the Company cannot predict the impact of new or changed laws or regulations on its current properties or on properties that it may acquire in the future.

The Company is party to a housing discrimination lawsuit brought by a non-profit civil rights organization in April 2006 in the U.S. District Court for the District of Maryland. The suit alleges that the Company designed and built approximately 300 of its properties in violation of the accessibility requirements of the Fair Housing Act and Americans With Disabilities Act. The suit seeks actual and punitive damages, injunctive relief (including modification of non-compliant properties), costs and attorneys' fees. The Company believes it has a number of viable defenses, including that a majority of the named properties were completed before the operative dates of the statutes in question and/or were not designed or built by the Company. Accordingly, the Company is defending the suit vigorously. Due to the pendency of the Company's defenses and the uncertainty of many other critical factual and legal issues, it is not possible to determine or predict the outcome of the suit or a possible loss or a range of loss, and no amounts have been accrued at December 31, 2011. While no assurances can be given, the Company does not believe that the suit, if adversely determined, would have a material adverse effect on the Company.

The Company does not believe there is any other litigation pending or threatened against it that, individually or in the aggregate, may reasonably be expected to have a material adverse effect on the Company.

The Company had established a reserve and recorded a corresponding reduction to its net gain on sales of discontinued operations related to potential liabilities associated with its condominium conversion activities. The reserve covered potential product liability related to each conversion. The Company periodically assessed the adequacy of the reserve and made adjustments as necessary. During the year ended December 31, 2011, the Company recorded additional reserves of approximately $0.1 million, paid approximately $2.3 million in settlements and legal fees and released approximately $1.1 million of remaining reserves. No amounts remain accrued at December 31, 2011 as the Company does not believe it has material exposure remaining for its past condominium conversion activities.

As of December 31, 2011, the Company has six consolidated projects totaling 1,535 apartment units in various stages of development with commitments to fund of approximately $351.2 million and estimated completion dates ranging through March 31, 2014, as well as other completed development projects that are in various stages of lease up or are stabilized. The consolidated projects under development are being developed solely by the Company, while certain completed development projects were either developed solely by the Company or co-developed with various third party development partners. The development venture agreements with partners are primarily deal-specific, with differing terms regarding profit-sharing, equity contributions, returns on investment, buy-sell agreements and other customary provisions. The partner is most often the “general” or “managing” partner of the development venture. The typical buy-sell arrangements contain appraisal rights and provisions that provide the right, but not the obligation, for the Company to acquire the partner's interest in the project at fair market value upon the expiration of a negotiated time period (typically two to five years after substantial completion of the project).

As of December 31, 2011, the Company has two unconsolidated projects totaling 945 apartment units under development with commitments to fund of approximately $5.4 million and estimated completion dates ranging through September 30, 2013. While the Company is the managing member of both of the joint ventures, is responsible for constructing both projects and has given certain construction cost overrun guarantees, all major decisions are made jointly, the large majority of funding is provided by the partner and the partner has significant involvement in and oversight of the ongoing projects. The buy-sell arrangements contain provisions that provide the right, but not the obligation, for the Company to acquire the partner's interests or sell its interests at any time following the occurrence of certain pre-defined events (including at stabilization) described in the development venture agreements.

In December 2011, the Company and Toll Brothers (NYSE: TOL) jointly acquired a vacant land parcel at 400 Park Avenue South in New York City. The Company's and Toll Brothers' allocated portions of the purchase price were approximately $76.1 million and $57.9 million, respectively. Until the core and shell of the building is complete, the building and land will be owned jointly and are required to be consolidated on the Company's balance sheet. Thereafter, the Company will solely own and control the rental portion of the building (floors 2-22) and Toll Brothers will solely own and control the for sale portion of the building (floors 23-40). Once the core and shell are complete, the Toll Brothers' portion of the property will be deconsolidated from the Company's balance sheet. The acquisition was financed through contributions by the Company and Toll Brothers of approximately $102.5 million and $75.7 million, respectively, which included the land purchase noted above and taxes and fees of $0.4 million and $0.3 million, respectively. Restricted deposits were made to the venture of $26.0 million and $17.5 million, respectively, to collateralize construction guarantees. As of December 31, 2011, Toll Brothers' noncontrolling interest balance totaled $75.8 million.
During the years ended December 31, 2011, 2010 and 2009, total operating lease payments expensed for office space, including a portion of real estate taxes, insurance, repairs and utilities, and including rent due under three ground leases, aggregated $7.1 million, $7.6 million and $8.4 million, respectively.
The Company has entered into a retirement benefits agreement with its Chairman of the Board of Trustees and deferred compensation agreements with its Vice Chairman and two former chief executive officers. During the years ended December 31, 2011, 2010 and 2009, the Company recognized compensation expense of $1.0 million, $0.9 million and $1.2 million, respectively, related to these agreements.
The following table summarizes the Company’s contractual obligations for minimum rent payments under operating leases and deferred compensation for the next five years and thereafter as of December 31, 2011:

Payments Due by Year (in thousands)
	2012	2013	2014	2015	2016	Thereafter	Total
Operating Leases:
Minimum Rent Payments (a)	$6,445	$7,159	$8,550	$9,241	$9,196	$699,959	$740,550
Other Long-Term Liabilities:
Deferred Compensation (b)	1,767	1,480	1,672	1,671	1,671	7,472	15,733

(a)	Minimum basic rent due for various office space the Company leases and fixed base rent due on ground leases for five properties/parcels.

(b)	Estimated payments to EQR's Chairman, Vice Chairman and two former CEOs based on actual and planned retirement dates